UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2021

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:

Common Stock, par value $.01 per share	CAKE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The following information under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and Item 7.01 of Form 8-K, “Regulation FD Disclosure” is intended to be furnished. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated February 17, 2021, a copy of which is furnished as Exhibit 99.1 to this report, The Cheesecake Factory Incorporated (the “Company”) reported financial results for the fourth quarter of fiscal 2020, which ended on December 29, 2020.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Performance Incentive Plan Payments for Fiscal 2020.  On February 10, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company awarded each of the named executive officers of the Company a discretionary bonus pursuant to the Company’s Performance Incentive Plan for Fiscal 2020 (as amended and restated on September 2, 2020, the “Plan”) equal to 10% of each such named executive officer’s target performance bonus under the Plan in recognition of performance in responding to the challenges of the COVID-19 pandemic during fiscal year 2020 (each a “discretionary bonus”). The actual amounts of the discretionary bonuses paid to the named executive officers are set forth in the table below:

Name	Amount of Discretionary Bonus
David Overton	$109,450
Chairman and Chief Executive Officer

David M. Gordon	$54,000
President

Matthew E. Clark	$37,450
Executive Vice President and Chief Financial Officer

Scarlett May	$33,150
Executive Vice President, General Counsel and Secretary

Keith Carango	$26,975
President, The Cheesecake Factory Bakery Incorporated

ITEM 7.01	REGULATION FD DISCLOSURE

On February 17, 2021, the Company posted an updated Investor Presentation on the Company’s Investor Relations website at investors.thecheesecakefactory.com. A copy of the presentation is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

ITEM	9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release dated February 17, 2021 entitled “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2020 and Provides Business Update.”
99.2	The Cheesecake Factory Investor Presentation dated February 17, 2021
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2021	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer